UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-05643

ACM MANAGED INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2005

Date of reporting period:  August 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACM Managed Income Fund


Annual Report

August 31, 2005

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

October 18, 2005

Annual Report

This report provides management's discussion of fund performance for ACM Managed Income Fund (the "Fund") for the annual reporting period ended August 31, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMF".

Investment Objectives and Policies

This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests at least 50% of its total assets in U.S. Government Securities and repurchase agreements pertaining to U.S. Government Securities including certain securities not backed by the full faith and credit of the U.S. Government. A significant portion (which may be up to 50% of the Fund's total assets) of the Fund's portfolio may be invested in lower-rated securities, including securities rated Ba, B, or Caa by Moody's Investors Service, or BB, B, or CCC by Standard & Poor's Ratings Services or in comparable non-rated securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 27.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, a 50%/50% composite of the Lehman Brothers (LB) Government Index/Credit Suisse First Boston (CSFB) High Yield Index, for the six- and 12-month periods ended August 31, 2005. The Fund outperformed its composite benchmark for the 12-month period ended August 31, 2005.

Contributing positively to the Fund's performance during the period under review was the Fund's ability to leverage during a year of relatively strong positive returns for fixed-income markets. Within the Fund's high yield holdings, overweighted positions in the bank/finance and property and casualty insurance sectors helped performance as did an underweighted position in the automotive sector. The Fund's holdings in the media/telecom sector also contributed positively to relative performance during the reporting period.

Market Review and Investment Strategy

The U.S. Treasury market, as measured by the LB Treasury Index, posted a return of 4.12% for the annual period despite continued rate increases by the U.S. Federal Reserve (the "Fed"). Beginning in June 2004, the Fed hiked the Fed Funds benchmark rate 11 times for a total of 275 basis points, bringing the Fed Funds target from its all-time low of 1% to a still-accommodative 3.75%. Although short-term U.S. interest rates followed the Fed higher, longer-term rates failed to increase as expected and actually declined. Longer-term 30-year yields declined 67 basis points, while shorter-term two- and five-year yields rose 142 and 55 basis points, respectively. As a result, the yield curve flattened significantly. In the view of the Fund's portfolio management team, falling


ACM MANAGED INCOME FUND o 1


yields were the result of sustained buying of U.S. Treasuries and other U.S. bonds by official and private foreign investors, coupled with complacency about inflation pressures.

The high yield market outperformed traditional fixed-income sectors, returning 8.98%, as represented by the CSFB High Yield Index. A combination of factors supported the high yield market including strong investor demand and limited supply. The lack of negative news, as well as a smooth transition of General Motors (GM) into high yield, also helped high yield spreads to tighten. High yield fundamentals remained positive with companies reporting strong earnings and improvements in balance sheets. Liquidity in the high yield market also remained ample with default rates near all-time lows. High yield spreads, according to CSFB, were 379 basis points over Treasuries at the end of the reporting period, representing a tightening of 78 basis points during the annual period. The average yield at the end of the period was 8.05%.

With the exception of consumer durables and transportation, all high yield industries posted positive returns. Outperforming industries included media/telecom at 11.71%, utilities at 11.51%, metals/minerals at 10.88%, service at 10.77% and energy at 10.68%. Underperforming industries included consumer durables at -3.92%, transportation at -0.06% and forest products at 3.72%.

Notable market events during the reporting period included downgrades to Ford Motor Company and GM which meaningfully affected the high yield and investment-grade credit markets, as they are among the largest bond issuers in the U.S. Both GM and Ford were removed from Lehman Brothers' investment-grade indices in June 2004--the month following Standard & Poor's downgrade to non-investment grade. Both of these events created a period of volatility in the credit markets.

Also during the period, Intelsat Ltd. agreed to purchase PanAmSat Holding Corp. for $3.2 billion to form the world's largest commercial satellite operator. The transaction will be entirely debt financed which caused the Fund's positions in both companies to significantly underperform. However, the new company will offer expanded coverage with additional satellites covering more than 220 countries. The merger combines PanAmSat's strong video-centric customer base, including leading providers of cable TV, with Intelsat's historical strength in core telephony and advanced data services. At their current trading levels, the portfolio management team sees good value in these securities and is maintaining the Fund's weighting in these names.

Additionally, Charter Communications, the fourth largest cable television operator, announced a private exchange of $8.4 billion of outstanding debt. The offer is made to qualified institutional buyers. The purpose of the private exchange offer is to improve Charter Holdings' financial flexibility by extending its debt payments by as much as six years until 2015. The Fund will be participating in this exchange offer.


2 o ACM MANAGED INCOME FUND


Despite some spread widening among certain high yield industries during the period, spread dispersion generally remained quite narrow. This led to limited opportunities for outperformance through industry overweights and underweights. As such, the portfolio management team continued to emphasize security selection as the primary means of achieving value, drawing on its extensive fundamental and quantitative research to help identify the winners and losers. As a result, the team continues to expect high yield to deliver modestly positive absolute returns in 2005. During the reporting period, fundamentals remained supportive as U.S. economic momentum continued, along with solid growth in corporate profits, cash flow and liquidity. Additionally, the high yield sector was underpinned by a continued historic low default rate.


ACM MANAGED INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 44.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Government Index and the unmanaged Credit Suisse First Boston (CSFB) High Yield Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The CSFB High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria and is designed to reflect the high yield market. An investor cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Increases in interest rates may cause the value of the Fund's investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Treasury securities provide fixed rates of return, as well as principal guarantees, if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


4 o ACM MANAGED INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


ACM MANAGED INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                          ---------------------------
PERIODS ENDED AUGUST 31, 2005                       6 Months          12 Months
-------------------------------------------------------------------------------
ACM Managed Income Fund (NAV)                          3.48%              8.87%
-------------------------------------------------------------------------------
50%/50% LB Government Index /
  CSFB High Yield Index                                2.31%              6.44%
-------------------------------------------------------------------------------
LB Government Index                                    3.27%              3.90%
-------------------------------------------------------------------------------
CSFB High Yield Index                                  1.34%              8.98%
-------------------------------------------------------------------------------

The Fund's Market Price per share on August 31, 2005 was $3.69. For additional Financial Highlights, please see page 32.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
8/31/95 TO 8/31/05


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

              ACM Managed Income
                  Fund (NAV)          Composite
------------------------------------------------
8/31/95            $10,000             $10,000
8/31/96            $11,289             $10,693
8/31/97            $13,590             $12,016
8/31/98            $14,777             $12,842
8/31/99            $12,273             $13,154
8/31/00            $12,133             $13,800
8/31/01            $12,009             $14,641
8/31/02            $11,648             $15,150
8/31/03            $13,357             $17,126
8/31/04            $14,811             $18,836
8/31/05            $16,124             $20,049

This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 8/31/95 to 8/31/05) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 4 and 5.


6 o ACM MANAGED INCOME FUND


PORTFOLIO SUMMARY
August 31, 2005


PORTFOLIO STATISTICS
Net Assets Applicable to Common Shareholders ($mil): $106.3


SECURITY TYPE BREAKDOWN*

   58.1%   U.S. Government Obligations
   39.4%   Corporate Obligations                     [PIE CHART OMITTED]
    1.5%   Yankee Obligations
    0.5%   Preferred Stock

    0.5%   Short-Term


* All data are as of August 31, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ACM MANAGED INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
August 31, 2005

                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-90.7%
U.S. Treasury Bonds-90.7%
  3.875%, 7/31/07                                Aaa   $10,000     $10,005,860
  5.375%, 2/15/31                                Aaa     8,000       9,379,376
  7.00%, 7/15/06                                 Aaa    24,050      24,705,747
  8.125%, 8/15/19                                Aaa    19,400      27,297,158
  11.25%, 2/15/15                                Aaa    16,000      24,961,872
                                                                   -----------
Total U.S. Government Obligations
  (cost $92,919,422)                                                96,350,013
                                                                   -----------
CORPORATE OBLIGATIONS-72.2%
Aerospace & Defense-1.0%
DRS Technologies, Inc.
  6.875%, 11/01/13                                B2       210         212,625
L-3 Communications Corp.
  5.875%, 1/15/15                                Ba3       310         306,125
Sequa Corp.
  9.00%, 8/01/09                                  B1       145         159,500
TD Funding Corp.
  8.375%, 7/15/11                                 B3       320         339,200
                                                                   -----------
                                                                     1,017,450
                                                                   -----------
Automotive-2.9%
Asbury Automotive Group, Inc.
  8.00%, 3/15/14                                  B3       171         169,717
Delphi Corp.
  7.125%, 5/01/29                                 Ca       290         203,000
Ford Motor Co.
  7.45%, 7/16/31                                 Ba1       260         207,904
Ford Motor Credit Co.
  4.95%, 1/15/08                                Baa3       315         303,005
General Motors Acceptance Corp.
  6.875%, 9/15/11                                Ba1       431         408,150
General Motors Corp.
  7.75%, 3/15/36(a)                              Ba2       665         179,550
HLI Operating, Inc.
  10.50%, 6/15/10                                 B3       286         284,570
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                 B3       394         399,910
Navistar International
  6.25%, 3/01/12                                 Ba3       300         288,000
TRW Automotive, Inc.
  9.375%, 2/15/13                                Ba3       180         199,800
  11.00%, 2/15/13                                 B1       175         201,250
United Auto Group, Inc.
  9.625%, 3/15/12                                 B3       240         257,700
                                                                   -----------
                                                                     3,102,556
                                                                   -----------


8 o ACM MANAGED INCOME FUND


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
Broadcasting & Media-0.8%
Albritton Communications Co.
  7.75%, 12/15/12                                 B3   $   370     $   372,312
Corus Entertainment, Inc.
  8.75%, 3/01/12                                  B1       325         349,375
Emmis Communications Corp.
  9.314%, 6/15/12(b)                              B3       135         136,688
                                                                   -----------
                                                                       858,375
                                                                   -----------
Building & Real Estate-2.8%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                            Caa2       595         348,075
D.R. Horton, Inc.
  6.875%, 5/01/13                                Ba1       330         352,334
KB HOME
  7.75%, 2/01/10                                 Ba2       215         226,699
Meritage Corp.
  6.250%, 3/15/15                                Ba3       490         458,762
M/I Homes, Inc.
  6.875%, 4/01/12(c)                             Ba2       425         405,875
Schuler Homes, Inc.
  10.50%, 7/15/11                                Ba2       405         440,944
WCI Communities, Inc.
  6.625%, 3/15/15                                Ba3       260         237,250
William Lyon Homes, Inc.
  10.75%, 4/01/13                                 B2       460         506,000
                                                                   -----------
                                                                     2,975,939
                                                                   -----------
Cable-6.3%
Cablevision Systems Corp.
  8.00%, 4/15/12                                  B3       715         710,531
Charter Communications
  Operations, LLC
  8.00%, 4/30/12(c)                               B2     1,520       1,539,000
CSC Holdings, Inc.
  7.00%, 4/15/12(c)                               B1       160         153,200
  7.625%, 7/15/18                                 B1       445         431,650
DirectTV Holdings LLC
  6.375%, 6/15/15(c)                             Ba2       460         458,850
  8.375%, 3/15/13                                Ba2       150         164,625
Echostar DBS Corp.
  6.375%, 10/01/11                               Ba3       255         253,406
Insight Midwest LP
  9.75%, 10/01/09                                 B2       420         435,225
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15(c)                              B2       390         404,625
  8.695%, 1/15/12(b)(c)                           B2        95          96,662


ACM MANAGED INCOME FUND o 9


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
Inmarsat Finance PLC
  7.625%, 6/30/12                                 B1   $   328     $   344,810
PanAmSat Corp.
  9.00%, 8/15/14                                  B1       378         397,845
  10.375%, 11/01/14(a)                            B3     1,005         690,937
Rogers Cable, Inc.
  6.75%, 3/15/15                                 Ba3       570         582,825
                                                                   -----------
                                                                     6,664,191
                                                                   -----------
Chemicals-2.6%
Borden Chemicals, Inc.
  9.00%, 7/15/14(c)                               B3       330         341,550
Equistar Chemical Funding LP
  10.125%, 9/01/08                                B2       555         607,725
  10.625%, 5/01/11                                B2       100         111,000
Huntsman Advanced Materials LLC
  11.00%, 7/15/10                                Ba3       285         323,475
Huntsman International LLC
  9.875%, 3/01/09                                 B2       215         228,975
Nell AF S.a.r.l.
  8.375%, 8/15/15(c)                              B2       825         834,281
Westlake Chemical Corp.
  8.75%, 7/15/11                                 Ba2       283         307,055
                                                                   -----------
                                                                     2,754,061
                                                                   -----------
Communications - Fixed-4.0%
Cincinnati Bell, Inc.
  7.00%, 2/15/15                                  B1       240         235,200
  8.375%, 1/15/14                                 B3       330         333,300
Citizens Communications Co.
  6.25%, 1/15/13                                 Ba3       460         444,475
Eircom Funding
  8.25%, 8/15/13                                  B1       385         413,875
Hawaiian Telecom
  Communications, Inc.
  9.75%, 5/01/13(c)                               B3       425         447,312
MCI, Inc.
  7.688%, 5/01/09                                 B2       240         249,600
Qwest Corp.
  8.875%, 3/15/12                                Ba3     1,575       1,720,687
VALOR Telecom Enterprise
  7.75%, 2/15/15                                  B1       430         422,475
                                                                   -----------
                                                                     4,266,924
                                                                   -----------
Communications - Mobile-2.4%
Iridium LLC Capital Corp.
  Series B
  14.00%, 7/15/05(d)                              NR     3,000         592,500
Nextel Communications, Inc.
  5.95%, 3/15/14                                Baa2       210         218,182
  6.875%, 10/31/13                              Baa2       460         492,694


10 o ACM MANAGED INCOME FUND


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
Rogers Wireless
  Communications, Inc.
  7.25%, 12/15/12                                Ba3   $   400     $   429,000
  7.50%, 3/15/15                                 Ba3       389         425,469
Rural Cellular Corp.
  8.25%, 3/15/12                                  B2       390         409,500
                                                                   -----------
                                                                     2,567,345
                                                                   -----------
Consumer Manufacturing-1.6%
Acco Brands Corp.
  7.625%, 8/15/15(c)                              B2       390         390,975
Broder Brothers Co.
  11.25%, 10/15/10                                B3       480         468,000
Jostens, Inc.
  7.625%, 10/01/12                                B3       405         416,138
Playtex Products, Inc.
  8.00%, 3/01/11                                  B2       310         330,150
Quiksilver, Inc.
  6.875%, 4/15/15(c)                              B1       125         124,844
                                                                   -----------
                                                                     1,730,107
                                                                   -----------
Diversified Media-3.0%
Dex Media, Inc.
  8.00%, 11/15/13                                 B3       420         446,250
Dex Media East LLC
  9.875%, 11/15/09                                B1       130         141,862
  12.125%, 11/15/12                               B2       227         268,427
Dex Media West LLC
  8.50%, 8/15/10                                  B1       160         173,000
  9.875%, 8/15/13                                 B2       571         645,944
Lamar Media Corp.
  6.625%, 8/15/15(c)                             Ba3       215         219,300
PRIMEDIA, Inc.
  8.00%, 5/15/13                                  B2       200         204,000
  8.875%, 5/15/11                                 B2       350         366,625
Rainbow National Services LLC
  8.75%, 9/01/12(c)                               B3       675         734,906
                                                                   -----------
                                                                     3,200,314
                                                                   -----------
Energy-3.3%
Amerada Hess Corp.
  7.30%, 8/15/31                                 Ba1       395         478,825
Chesapeake Energy Corp.
  6.625%, 1/15/16                                Ba3       205         210,125
  7.75%, 1/15/15                                 Ba3       200         215,000
El Paso Corp.
  7.75%, 1/15/32                                Caa1       270         272,700
Grant Prideco, Inc.
  6.125%, 8/15/15(c)                             Ba2       180         182,250
Hilcorp Energy
  10.50%, 9/01/10(c)                              B3       745         826,950


ACM MANAGED INCOME FUND o 11


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
Kerr-McGee Corp.
  6.875%, 9/15/11                                Ba3   $   630     $   683,737
Premco Refining Group, Inc.
  9.50%, 2/01/13                                Baa3       190         216,125
Pride Int'l., Inc.
  7.375%, 7/15/14                                Ba2       360         390,600
                                                                   -----------
                                                                     3,476,312
                                                                   -----------
Entertainment & Leisure-1.8%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                 B3       330         349,800
NCL Corp.
  11.625%, 7/15/14(c)                             B2       420         446,250
Royal Caribbean Cruises
  8.00%, 5/15/10                                 Ba1        40          43,800
  8.75%, 2/02/11                                 Ba1       485         551,081
Universal City Development
  11.75%, 4/01/10                                 B2       400         454,000
Universal City Florida
  8.375%, 5/01/10                                 B3       100         105,250
                                                                   -----------
                                                                     1,950,181
                                                                   -----------
Financial-1.2%
iStar Financial, Inc.
  6.00%, 12/15/10                               Baa3       320         333,666
  7.00%, 3/15/08                                Baa3       185         195,129
PXRE Capital Trust I
  8.85%, 2/01/27                                 Ba2       720         752,400
                                                                   -----------
                                                                     1,281,195
                                                                   -----------
Food & Beverages-0.6%
Dole Food Company, Inc.
  8.625%, 5/01/09                                 B2       275         292,188
  8.875%, 3/15/11                                 B2        71          75,615
Domino's, Inc.
  8.25%, 7/01/11                                  B2       252         269,640
                                                                   -----------
                                                                       637,443
                                                                   -----------
Gaming-5.1%
Ameristar Casinos, Inc.
  10.75%, 2/15/09                                 B2       250         270,000
Argosy Gaming Co.
  9.00%, 9/01/11                                 Ba3       260         282,750
Boyd Gaming Corp.
  7.75%, 12/15/12                                 B1       295         314,175
Harrah's Operating Company, Inc.
  7.875%, 12/15/05                               Ba1       160         161,600
Mandalay Resort Group
  10.25%, 8/01/07                                Ba3       620         671,925
MGM Mirage, Inc.
  6.625%, 7/15/15(c)                             Ba2       482         486,820
  8.375%, 2/01/11                                Ba3       545         592,688


12 o ACM MANAGED INCOME FUND


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority
  6.375%, 7/15/09                                Ba3   $   170      $  172,550
  7.125%, 8/15/14                                Ba3       430         451,500
Park Place Entertainment
  7.875%, 3/15/10                                Ba1       350         383,688
Penn National Gaming, Inc.
  6.875%, 12/01/11                                B2       340         343,400
Riviera Holdings Corp.
  11.00%, 6/15/10                                 B2       390         425,100
Seneca Gaming Corp.
  7.25%, 5/01/12                                  B1       405         421,200
  7.25%, 5/01/12(c)                               B1       125         130,000
Turning Stone Casino Resort
  Enterprise
  9.125%, 12/15/10(c)                             B1       290         305,225
                                                                   -----------
                                                                     5,412,621
                                                                   -----------
Health Care-4.2%
Concentra Operating Corp.
  9.125%, 6/01/12                                 B3       155         162,750
  9.50%, 8/15/10                                  B3       140         147,700
Coventry Health Care, Inc.
  5.875%, 1/15/12                                Ba1       145         148,625
  6.125%, 1/15/15                                Ba1       155         160,425
DaVita, Inc.
  7.25%, 3/15/15(c)                               B3       520         528,450
Extendicare Health Services
  9.50%, 7/01/10                                  B1       150         160,875
Genesis HealthCare Corp.
  8.00%, 10/15/13                                 B3       145         157,506
HCA, Inc.
  6.375%, 1/15/15                                Ba2       560         574,940
Iasis Healthcare Corp.
  8.75%, 6/15/14                                  B3       440         474,100
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09                                Ba3       348         380,190
Select Medical Corp.
  7.625%, 2/01/15                                 B3       625         607,813
Triad Hospitals, Inc.
  7.00%, 11/15/13                                 B3       520         533,650
Universal Hospital Services, Inc.
  10.125%, 11/01/11                               B3       420         424,200
                                                                   -----------
                                                                     4,461,224
                                                                   -----------
Hotels & Lodging-2.2%
Host Marriott LP
  9.25%, 10/01/07                                Ba3       205         219,350
  9.50%, 1/15/07                                 Ba3       350         367,500
Intrawest Corp.
  7.50%, 10/15/13                                 B1       190         196,175


ACM MANAGED INCOME FUND o 13


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
La Quinta Properties, Inc.
  8.875%, 3/15/11                                Ba3   $   415      $  447,162
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.875%, 5/01/12                                Ba1       380         420,850
Sun International Hotels
  8.875%, 8/15/11                                 B2       285         303,525
Vail Resorts, Inc.
  6.75%, 2/15/14                                  B2       350         357,875
                                                                   -----------
                                                                     2,312,437
                                                                   -----------
Index-1.5%
Dow Jones CDX HY
  7.75%, 12/29/09(c)                              B3       433         439,119
  8.25%, 6/29/10(c)                               B3     1,129       1,146,234
                                                                   -----------
                                                                     1,585,353
                                                                   -----------
Industrial-3.4%
AMSTED Industries, Inc.
  10.25%, 10/15/11(c)                             B3       465         511,500
Case New Holland, Inc.
  9.25%, 8/01/11                                 Ba3       290         308,850
Dayton Superior Corp.
  10.75%, 9/15/08                               Caa1       420         424,200
FastenTech, Inc.
  11.50%, 5/01/11                                 B3       350         374,500
FIMEP S.A.
  10.50%, 2/15/13                                 B1       320         366,400
Goodman Global Holding Company
  7.875%, 12/15/12(c)                           Caa1       430         406,350
NMHG Holding Co.
  10.00%, 5/15/09                                 B3       135         144,450
Terex Corp.
  10.375%, 4/01/11                                B3       215         230,588
TriMas Corp.
  9.875%, 6/15/12                                 B3       410         350,550
Trinity Industries, Inc.
  6.50%, 3/15/14                                 Ba3       510         502,350
                                                                   -----------
                                                                     3,619,738
                                                                   -----------
Insurance-1.2%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                               Ba3       215         237,575
Liberty Mutual Group
  5.75%, 3/15/14(c)                             Baa3       430         431,140
Markel Capital Trust I
  Series B
  8.71%, 1/01/46                                 Ba1       505         557,142
                                                                   -----------
                                                                     1,225,857
                                                                   -----------


14 o ACM MANAGED INCOME FUND


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
Metal & Mining-1.9%
AK Steel Corp.
  7.875%, 2/15/09                                 B1   $   750      $  729,375
Freeport-McMoran
  Copper & Gold, Inc.
  10.125%, 2/01/10                                B1       385         423,500
International Steel Group, Inc.
  6.50%, 4/15/14                                 Ba2       391         388,068
Ispat Inland ULC
  9.75%, 4/01/14                                 Ba1       104         121,680
Peabody Energy Corp.
  6.875%, 3/15/13                                Ba3       370         385,263
                                                                   -----------
                                                                     2,047,886
                                                                   -----------
Paper & Packaging-3.9%
Abitibi-Consolidated Inc.
  8.55%, 8/01/10                                 Ba3       285         291,412
Berry Plastics Corp.
  10.75%, 7/15/12                                 B3       430         473,000
Crown Euro Holdings S.A.
  9.50%, 3/01/11                                  B1       445         490,613
Georgia-Pacific Corp.
  8.875%, 5/15/31                                Ba3       210         259,284
  9.375%, 2/01/13                                Ba2       510         569,925
Graphic Packaging Int'l Corp.
  9.50%, 8/15/13                                  B3       465         476,625
Newpage Corp.
  10.00%, 5/01/12(c)                              B3       410         412,050
Owens-Brockway
  Glass Container, Inc.
  8.875%, 2/15/09                                 B1       680         719,100
Pliant Corp.
  11.125%, 9/01/09                              Caa3       425         396,313
Vitro Envases Norteamrca
  10.75%, 7/23/11(c)                              B2       105         108,150
                                                                   -----------
                                                                     4,196,472
                                                                   -----------
Retail-0.5%
J.C. Penney Corporation, Inc.
  7.625%, 3/01/97                                Ba1       195         203,775
  8.00%, 3/01/10                                 Ba1       315         349,700
                                                                   -----------
                                                                       553,475
                                                                   -----------
Service-2.5%
Allied Waste North America
  6.375%, 4/15/11                                 B2       395         380,681
  8.875%, 4/01/08                                 B2       275         290,125
H & E Equipment/Finance
  11.125%, 6/15/12                                B3       500         558,750
Service Corp. International
  6.50%, 3/15/08                                 Ba3       320         324,000
  7.70%, 4/15/09                                 Ba3       310         325,113


ACM MANAGED INCOME FUND o 15


                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
United Rentals North America, Inc.
  6.50%, 2/15/12                                  B3   $   478      $  466,647
Williams Scotsman, Inc.
  9.875%, 6/01/07                                 B3       345         346,725
                                                                   -----------
                                                                     2,692,041
                                                                   -----------
Supermarket & Drugstore-1.1%
Couche-Tard, Inc.
  7.50%, 12/15/13                                Ba3       292         305,870
Roundy's, Inc.
  8.875%, 6/15/12                                 B2       275         292,875
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12                                 B1       530         537,950
                                                                   -----------
                                                                     1,136,695
                                                                   -----------
Technology-2.5%
Celestica, Inc.
  7.875%, 7/01/11                                 B2       585         602,550
Flextronics International, Ltd.
  6.50%, 5/15/13                                 Ba2       490         498,575
Lucent Technologies, Inc.
  6.45%, 3/15/29                                  B1       140         122,850
  6.50%, 1/15/28                                  B1       275         240,625
SunGard Data Systems, Inc.
  9.125%, 8/15/13(c)                              B3       580         609,000
Telcordia Technologies, Inc.
  10.00%, 3/15/13(c)                              B3       220         209,000
Unisys Corp.
  6.875%, 3/15/10                                Ba3       155         150,350
  7.875%, 4/01/08                                Ba3       210         211,050
                                                                   -----------
                                                                     2,644,000
                                                                   -----------
Utilities - Electric & Gas-7.9%
AES Corporation
  8.75%, 5/15/13(c)                              Ba3        65          71,500
  9.00%, 5/15/15(c)                              Ba3       205         226,525
Aquila, Inc.
  14.875%, 7/01/12                                B2       215         289,712
Calpine Corp.
  8.50%, 7/15/10(c)                               NR       495         371,250
DPL, Inc.
  6.875%, 9/01/11                                Ba1       288         315,360
Dynegy Holdings, Inc.
  10.125%, 7/15/13(c)                             B3       545         609,038
Enterprise Products Operating L.P.
  5.60%, 10/15/14                               Baa3       425         435,634
FirstEnergy Corp.
  6.45%, 11/15/11                               Baa3       470         509,060
Northwest Pipeline Corp.
  8.125%, 3/01/10                                Ba2       255         273,487
NRG Energy, Inc.
  8.00%, 12/15/13                                 B1       352         380,160


16 o ACM MANAGED INCOME FUND


                                                      Shares or
                                             Moody's  Principal
                                            Investor     Amount
                                             Ratiing      (000)   U.S. $ Value
-------------------------------------------------------------------------------
Ormat Funding Corp.
  8.25%, 12/30/20                                 NR   $   373      $  376,742
Reliant Energy, Inc.
  6.75%, 12/15/14                                 B1       300         295,500
Reliant Resources, Inc.
  9.50%, 7/15/13                                  B1       390         433,875
Southern Natural Gas Co.
  7.35%, 2/15/31                                  B1       425         460,745
  8.875%, 3/15/10                                 B1       340         370,925
TECO Energy, Inc.
  6.75%, 5/01/15(c)                              Ba2       365         387,813
  7.00%, 5/01/12                                 Ba2       390         417,788
The Williams Companies, Inc.
  7.625%, 7/15/19                                 B1     1,150       1,276,500
  7.875%, 9/01/21                                 B1       220         248,050
TXU Corp.
  5.55%, 11/15/14                                Ba1       340         333,338
  6.50%, 11/15/24                                Ba1       338         331,109
                                                                   -----------
                                                                     8,414,111
                                                                   -----------
Total Corporate Obligations
  (cost $75,938,223)                                                76,784,303
                                                                   -----------
YANKEE OBLIGATIONS-2.7%
Citigroup (JSC Severstal)
  9.25%, 4/19/14                                  B2       426         470,730
Fairfax Financial Holdings
  7.375%, 4/15/18                                Ba3       420         382,200
  7.75%, 4/26/12                                 Ba3       465         460,350
Innova S. de R.L.
  9.375%, 9/19/13                                Ba3       455         516,425
Mobile Telesystems
  8.00%, 1/28/12(c)                              Ba3       448         478,800
Nortel Networks Corp.
  6.875%, 9/01/23                                 B3       265         254,400
Royal & Sun Alliance Insurance
  Group PLC
  8.95%, 10/15/29                               Baa3       205         271,563
                                                                   -----------
Total Yankee Obligations
  (cost $2,581,144)                                                  2,834,468
                                                                   -----------
NON-CONVERTIBLE
  PREFERRED STOCK-0.9%
Sovereign Real Estate Investment Trust
  12.00%(c)
  (cost $713,375)                                Ba1       650         942,500
                                                                   -----------


ACM MANAGED INCOME FUND o 17


                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-16.9%
Time Deposit-1.0%
State Street Bank & Trust Co.
  2.85%, 9/01/05
  (cost $1,028,000)                                    $ 1,028     $ 1,028,000
                                                                   -----------
U.S. Treasury Obligations-15.9%
U.S. Treasury Bill
  3.678%, 2/16/06
  (cost $16,953,921)                                    17,250      16,964,564
                                                                   -----------
Total Short-Term Investments
  (cost $17,981,921)                                                17,992,564
                                                                   -----------
Total Investments-183.4%
  (cost $190,134,085)                                              194,903,848
Other assets less liabilities-1.3%                                   1,346,278
Preferred Stock at
  redemption value-(84.7%)                                         (90,000,000)
                                                                   -----------
Net Assets Applicable
  to Common
  Shareholders-100.0%(e)                                          $106,250,126
                                                                  ============


(a) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2005.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $16,417,294 or 15.5% of net assets applicable to common shareholders.

(d)  Security is in default and is non-income producing.

(e) Portfolio percentages are calculated based on net assets applicable to common shareholders.

     Glossary:

     NR-Not Rated.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

     See notes to financial statements.


18 o ACM MANAGED INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
August 31, 2005


Assets
Investments in securities, at value (cost $190,134,085)           $194,903,848
Cash                                                                       512
Interest and dividends receivable                                    2,086,073
Receivable for investment securities sold                               20,795
                                                                   -----------
Total assets                                                       197,011,228
                                                                   -----------
Liabilities
Payable for investment securities purchased                            501,007
Advisory fee payable                                                    96,816
Administrative fee payable                                              21,123
Accrued expenses and other liabilities                                 142,156
                                                                   -----------
Total liabilities                                                      761,102
                                                                   -----------
Preferred Stock, at redemption value
$.01 par value per share; 1,900 shares Remarketed
  Preferred Stock authorized, 900 shares issued and
  outstanding at $100,000 per share liquidation preference          90,000,000
                                                                  ------------
Net Assets Applicable to Common Shareholders                      $106,250,126
                                                                  ============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.01 par value per share; 299,998,100 shares
  authorized, 25,300,262 shares issued and outstanding            $    253,003
Additional paid-in capital                                         210,832,557
Distributions in excess of net investment income                      (954,903)
Accumulated net realized loss on investment transactions          (108,650,294)
Net unrealized appreciation of investments                           4,769,763
                                                                  ------------
Net Assets Applicable to Common Shareholders                      $106,250,126
                                                                  ============
Net Asset Value Applicable to Common Shareholders
  (based on 25,300,262 common shares outstanding)                        $4.20
                                                                         =====


See notes to financial statements.


ACM MANAGED INCOME FUND o 19


STATEMENT OF OPERATIONS
Year Ended August 31, 2005

Investment Income
Interest                                          $ 10,848,585
Dividends                                               40,717    $ 10,889,302
                                                  ------------
Expenses
Advisory fee                                         1,267,745
Administrative fee                                     234,019
Remarketed Preferred Stock--
  remarketing agent's fees                             235,208
Audit                                                   84,609
Legal                                                   72,059
Printing                                                67,932
Transfer agency                                         42,959
Custodian                                               41,449
Directors' fees                                         38,941
Registration fees                                       32,997
Miscellaneous                                           42,993
                                                  ------------
Total expenses                                       2,160,911
Less: expenses waived by the Adviser
  (see Note B)                                        (107,601)
                                                  ------------
Net expenses                                                         2,053,310
                                                                  ------------
Net investment income                                                8,835,992
                                                                  ------------
Realized and Unrealized Gain
  on Investments
Net realized gain on investment
  transactions                                                         441,094
Net change in unrealized
  appreciation/depreciation
  of investments                                                     1,092,319
                                                                  ------------
Net gain on investments                                              1,533,413
                                                                  ------------
Dividends to Remarketed Preferred
Shareholders from
Net investment income                                               (2,061,504)
                                                                  ------------
Net Increase in Net Assets Applicable
  to Common Shareholders
  Resulting from Operations                                       $  8,307,901
                                                                  ============


See notes to financial statements.


20 o ACM MANAGED INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                                   Year Ended      Year Ended
                                                   August 31,      August 31,
                                                      2005            2004
                                                  ============    ============
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                             $  8,835,992    $  9,151,451
Net realized gain on investment
  transactions                                         441,094       2,391,352
Net change in unrealized
  appeciation/depreciation
  of investments                                     1,092,319         938,870
Dividends to Remarketed
Preferred Shareholders from
Net investment income                               (2,061,504)     (1,124,802)
                                                  ------------    ------------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                    8,307,901      11,356,871
                                                  ------------    ------------
Dividends to Common
Shareholders from
Net investment income                               (6,906,123)    (10,809,460)
Tax return of capital                                       -0-       (481,652)
Common Stock Transactions
Reinvestment of dividends resulting in the
  issuance of Common Stock                                  -0-      1,664,721
                                                  ------------    ------------
Total increase                                       1,401,778       1,730,480
Net Assets Applicable to
Common Shareholders
Beginning of year                                  104,848,348     103,117,868
                                                  ------------    ------------
End of year (including distributions in
  excess of net investment income
  of $954,903 and $4,053,156,
  respectively)                                   $106,250,126    $104,848,348
                                                  ============    ============


See notes to financial statements.


ACM MANAGED INCOME FUND o 21


NOTES TO FINANCIAL STATEMENTS
August 31, 2005

NOTE A
Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices are reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to


22 o ACM MANAGED INCOME FUND


adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ACM MANAGED INCOME FUND o 23


NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of .65% of the Fund's average weekly adjusted total assets (i.e., the average weekly value of total assets, including assets attributable to any preferred stock less accrued liabilities other than principal amount of money borrowed and accumulated dividends on shares of preferred stock). Such fee is accrued daily and paid monthly. Effective February 11, 2005, the Adviser voluntarily began to waive .10% of the Adviser's advisory fee; this fee waiver is expected to last for a period of one year. Such waiver amounted to $107,601.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended August 31, 2005, the Fund reimbursed $865 to AGIS.

Under the terms of an Administrative Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .20% of average adjusted weekly net assets of the Fund for the period September 1, 2003 through June 30, 2004. Effective July 1, 2004, this fee was reduced so as to charge the Fund at a reduced annual rate of .12% of the average adjusted weekly net assets of the Fund but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2005, were as follows:

                                                    Purchases         Sales
                                                   ===========     ===========
Investment securities (excluding
  U.S. government securities)                      $53,606,722     $56,380,474
U.S. government securities                          49,179,920      58,136,367

At August 31, 2005, the cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation are as follows:

Cost                                                              $191,156,423
                                                                  ------------
Gross unrealized appreciation                                     $  7,051,949
Gross unrealized depreciation                                       (3,304,524)
                                                                  ------------
Net unrealized appreciation                                       $  3,747,425
                                                                  ============


24 o ACM MANAGED INCOME FUND


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE D
Common Stock

There are 299,998,100 shares of $.01 par value common stock authorized. There are 25,300,262 shares of common stock issued and outstanding at August 31, 2005. During the year ended August 31, 2005 the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended August 31, 2004, the Fund issued 383,116 shares in connection with the Fund's dividend reinvestment plan.

NOTE E
Preferred Stock

The Fund has 1,900 shares of Remarketed Preferred Stock authorized. There are 900 shares of Remarketed Preferred Stock issued and outstanding, each at a


ACM MANAGED INCOME FUND o 25


liquidation value of $100,000 per share plus accumulated, unpaid dividends. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. In accordance with the provisions of paragraph 3(k) of Part 1 of the Articles Supplementary of Remarketed Preferred Stock, the Fund determined to designate a special dividend period of 182 days commencing on Thursday, March 24, 2005 and ending September 21, 2005. As of March 24, 2005, the dividend rate on the Remarketed Preferred Stock is 3.60% and is effective through September 21, 2005. Prior to March 24, 2005, the dividend rate on the Remarketed Preferred Stock was 2.65%.

The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $100,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Securities Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount


26 o ACM MANAGED INCOME FUND


of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of August 31, 2005, the Fund had no securities on loan.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Distributions To Common Shareholders

The tax character of the distributions paid to common shareholders during the fiscal year ended August 31, 2005 and August 31, 2004 were as follows:

                                                      2005            2004
                                                   ===========     ===========
Distributions paid from:
  Ordinary income                                  $ 6,906,123     $10,809,460
                                                   -----------     -----------
Total taxable distributions                          6,906,123      10,809,460
  Tax return of capital                                     -0-        481,652
                                                   -----------     -----------
Total distributions paid                           $ 6,906,123     $11,291,112
                                                   ===========     ===========


ACM MANAGED INCOME FUND o 27


As of August 31, 2005, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses                         $(108,582,859)(a)
Unrealized appreciation/(depreciation)                           3,747,425(b)
                                                             -------------
Total accumulated earnings/(deficit)                         $(104,835,434)
                                                             =============

(a) On August 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $105,754,498 of which $599,427 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009, $28,986,731 expires in the year 2010, $10,023,463 expires in the year 2011 and $11,992 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. For the year ended August 31, 2005, the Fund deferred to October, 2005 post October capital losses of $2,828,361. During the fiscal year, the Fund utilized capital loss carryforwards of $98,020.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax character of paydown gains/losses, distributions in excess of net investment income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pur-


28 o ACM MANAGED INCOME FUND


suant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of


ACM MANAGED INCOME FUND o 29


market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucion Compliant. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the


30 o ACM MANAGED INCOME FUND


Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim against the Adviser.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


ACM MANAGED INCOME FUND o 31


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                 Year Ended August 31,
                                            -------------------------------------------------------------
                                                2005         2004         2003         2002(a)      2001
                                            -------------------------------------------------------------
Net asset value, beginning of period           $4.14        $4.14        $4.06        $4.71        $5.31
                                            -------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)                         .35          .36(c)       .39          .54          .74
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .06          .13          .26         (.59)        (.58)
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent
  basis)                                        (.08)        (.04)        (.06)        (.09)        (.22)
                                            -------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations                    .33          .45          .59         (.14)        (.06)
                                            -------------------------------------------------------------
Less: Dividends and
  Distributions to
  Common Shareholders
Dividends from net investment
  income                                        (.27)        (.43)        (.50)        (.50)        (.43)
Tax return of capital                             -0-        (.02)        (.01)        (.01)        (.11)
                                            -------------------------------------------------------------
Total dividends and distributions
  to common shareholders                        (.27)        (.45)        (.51)        (.51)        (.54)
                                            -------------------------------------------------------------
Net asset value, end of period                 $4.20        $4.14        $4.14        $4.06        $4.71
                                            =============================================================
Market value, end of period                    $3.69        $4.03        $4.61        $4.33        $4.93
                                            =============================================================
Premium/(Discount)                            (12.14)%      (2.66)%      11.35%        6.65%        4.67%
                                            -------------------------------------------------------------
Total Return
Total investment return based on:(d)
Market value                                    8.87%       (3.08)%      19.74%       (1.17)%     (12.86)%
Net asset value                                (1.74)%      10.88%       14.68%       (3.01)%      (1.02)%
Ratios/Supplemental Data
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                           $106,250     $104,848     $103,118      $99,549     $113,748
Preferred Stock, at redemption
  value ($100,000 per share
  liquidation preference)
  (000's omitted)                            $90,000      $90,000      $90,000      $90,000      $95,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses, net of waivers(e)                   1.95%        2.14%(c)     2.28%        2.31%        3.26%
  Expenses, before waivers(e)                   2.06%        2.14%(c)     2.28%        2.31%        3.26%
  Expenses, before waivers,
    excluding interest expense(e)               2.06%        2.14%(c)     2.28%        2.19%        2.10%
  Net investment income, before
    preferred stock dividends(e)                8.41%        8.72%(c)     9.46%       12.56%       15.09%
  Preferred stock dividends                     1.96%        1.07%        1.35%        2.19%        4.49%
  Net investment income, net of
    preferred stock dividends                   6.45%        7.65%(c)     8.11%       10.37%       10.60%
Portfolio turnover rate                           55%          53%          97%          99%         248%
Asset coverage ratio                             218%         216%         215%         211%         220%


See footnote summary on page 33.


32 o ACM MANAGED INCOME FUND


(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Net of audit expenses reimbursed by the Adviser. The expense ratio before reimbursement was 2.14%.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) The expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


ACM MANAGED INCOME FUND o 33


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
October 5, 2005


34 o ACM MANAGED INCOME FUND


ADDITIONAL INFORMATION
(unaudited)


ACM Managed Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


ACM MANAGED INCOME FUND o 35


The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, (iv) Mr. Mark A. Hamilton has replaced Ms. Sheryl Rothman as one of the persons primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Kewjin Yuoh has replaced Mr. Matthew D.W. Bloom as the other person primarily responsible for the day-to-day management of the Fund's investment portfolio.

36 o ACM MANAGED INCOME FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


The Annual Meeting of Stockholders of ACM Managed Income Fund, Inc. was held on March 24, 2005. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                                           Authority
                                                             Voted For                      Withheld
-------------------------------------------------------------------------------------------------------
To elect three Directors      Class One
of ACM V's common             (term expires 2007)
stockholders for a term       Michael J. Downey             22,280,904                       770,547
of two or three years and
until his or her successor    Class Two
is duly elected and           (term expires 2008)
qualifies.                    William H. Foulk, Jr.         22,266,220                       785,231
                              David H. Dievler              22,277,296                       774,155

To elect four Directors       Class One
of ACM V's preferred          (term expires 2007)
stockholders for a term       Michael J. Downey                    887                             0
of two or three years
and until his or her          Class Two
successor is duly elected     (term expires 2008)
and qualifies.                William H. Foulk, Jr.                887                             0
                              David H. Dievler                     887                             0
                              James M. Hester                      887                             0


ACM MANAGED INCOME FUND o 37


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Jeffrey L. Phlegar, Senior Vice President
Douglas J. Peebles, Senior Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom, Vice President
Mark A. Hamilton(2), Vice President
Kewjin Yuoh(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller


Administrator
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Common Stock: Dividend Paying Agent, Transfer Agent And Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend PayingAgent, Transfer Agent And Registrar Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York,NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Messrs. Hamillton and Yuoh are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


38 o ACM MANAGED INCOME FUND


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                               PORTFOLIOS
                                                                IN FUND           OTHER
   NAME, ADDRESS,                       PRINCIPAL               COMPLEX        DIRECTORSHIPS
   DATE OF BIRTH                      OCCUPATION(S)             OVERSEEN BY       HELD BY
   (YEAR ELECTED)                  DURING PAST 5 YEARS           DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer,*               Executive Vice President of ACMC      83         SCBPartners
1345 Avenue of the            since 2001; prior thereto, Chief                Inc., SCB Inc.
Americas                      Executive Officer of Sanford C.
New York, NY 10105            Bernstein &Co., LLC and its
10/2/57                       predecessor since prior to 2000.
(2003)

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #      Investment Adviser and an            109                None
2 Soundview Drive             independent consultant. He
Suite 100                     was formerly Senior Manager
Greenwich, CT 06830           of Barrett Associates, Inc., a
9/7/32                        registered investment adviser,
(1998)                        with which he had been
Chairman of the Board         associated since prior to
                              2000. He was formerly Deputy
                              Comptroller and Chief
                              Investment Officer of the State of
                              New York and, prior thereto,
                              Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, # +               Formerly: Executive Vice             106                None
500 SE Mizner Blvd.           President and Chief Insurance
Boca Raton, FL 33432          Officer of The Equitable Life
11/7/30                       Assurance Society of the United
(1988)                        States; Chairman and Chief
                              Executive  Officer of Evlico
                              (insurance); Director of Avon,
                              BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals),
                              Tandem Financial Group, and
                              Donaldson, Lufkin & Jenrette
                              Securities Corporation; Governor
                              at Large-National Asociation of
                              Securities Dealers, Inc.

David H. Dievler, #           Independent consultant. Until        108                None
P.O. Box 167                  December 1994, he was Senior
Spring Lake, NJ 07762         Vice President of ACMC responsible
10/23/29                      for mutual fund administration.
(1988)                        Prior to joining ACMC in 1984,
                              he was Chief Financial Officer of
                              Eberstadt Asset Management
                              since 1968. Prior to that, he was
                              Senior Manager at Price
                              Waterhouse & Co. Member of
                              the American Institute of
                              Certified Public Accountants
                              since 1953.


ACM MANAGED INCOME FUND o 39


                                                               PORTFOLIOS
                                                                IN FUND           OTHER
   NAME, ADDRESS,                       PRINCIPAL               COMPLEX        DIRECTORSHIPS
   DATE OF BIRTH                      OCCUPATION(S)             OVERSEEN BY       HELD BY
   (YEAR ELECTED)                  DURING PAST 5 YEARS           DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #             Consultant. He was formerly          106           Municipal
P.O. Box 12                   President of Save Venice, Inc.                   Art Society
Annandale, NY 12504           (preservation organization)                        (New York
2/19/42                       from 2001-2002, Senior Advisor                         City)
(1998)                        from June 1999-June 2000 and
                              President of Historic Hudson
                              Valley (historic preservation) from
                              December 1989 - May 1999.
                              Previously, Director of the
                              National Academy of Design.
                              During 1988-92, he was Director
                              and Chairman of the Audit
                              Committee of ACMC.

Dr. James M. Hester, #        Formerly President of The Harry       11                None
25 Cleveland Lane             Frank Guggenheim Foundation,
Princeton, NJ 08540           New York University and the New
4/19/24                       York Botanical Garden. Formerly
(1988)                        Rector of the United Nations
                              University and Vice Chairman of
                              the Board of the Federal Reserve
                              Bank of New York.

Michael J. Downey, #          Consultant since 2004. Formerly       81        Asia Pacific
c/o Alliance Capital          managing partner of Lexington                     Fund, Inc.
Management L.P.               Capital, LLC (investment advisory                    and The
1345 Avenue of the            firm) from 1997 until December                   Merger Fund
Americas                      2003. Prior thereto, Chairman
Attn: Philip L. Kirstein      and CEO of Prudential Mutual
New York, NY 10105            Fund Management (1987-1993).
1/26/44
(2005)


* Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment adviser.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.


40 o ACM MANAGED INCOME FUND


Officers of the Fund

Certain information concerning the Fund's Officers is listed below.


      NAME,
  ADDRESS* AND               PRINCIPAL POSITION(S)            PRINCIPAL OCCUPATION
  DATE OF BIRTH                 HELD WITH FUND                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------
Marc O. Mayer                 President                     See biography above.
10/2/57

Philip L. Kirstein            Senior Vice President         Independent Compliance Officer--
5/29/45                       and Independent               Mutual Funds of ACMC**, with which
                              Compliance Officer            he has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2000 until March 2003.

Jeffrey L. Phlegar            Senior Vice President         Executive Vice President of ACMC**
6/28/66                                                     with which he has been associated
                                                            since prior to 2000.

Douglas J. Peebles            Senior Vice President         Executive Vice President of ACMC**,
8/10/65                                                     with which he has been associated
                                                            since prior to 2000.

Paul J. DeNoon                Vice President                Senior Vice President of ACMC**, with
4/18/62                                                     which he has been associated since
                                                            prior to 2000.

Mathew D.W. Bloom             Vice President                Senior Vice President of ACMC**, with
7/15/56                                                     which he has been associated since
                                                            prior to 2000.

Mark A. Hamilton              Vice President                Vice President of ACMC** with which
3/24/65                                                     he has been associated since October
                                                            2000 and a member of the Global High
                                                            Yield portfolio-management team. Prior
                                                            thereto, he managed European and
                                                            Global fixed-income portfolios for
                                                            institutional and retail clients in London
                                                            since prior to 2000.

Kewjin Yuoh                   Vice President                Vice President of ACMC** since March
3/11/72                                                     2003. Prior thereto, he was a Vice
                                                            President of Credit Suisse Asset
                                                            Management from 2000 to 2002 and a
                                                            Vice President of Brundage, Story &
                                                            Rose since prior to 2000.


ACM MANAGED INCOME FUND o 41


      NAME,
  ADDRESS* AND               PRINCIPAL POSITION(S)            PRINCIPAL OCCUPATION
  DATE OF BIRTH                 HELD WITH FUND                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------
Mark R. Manley                Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer
                                                            of ACMC**, with which he has been
                                                            associated since prior to 2000.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of AGIS** and a
10/4/50                       Financial Officer             Vice President of ABIRM**, with which
                                                            he has been associated since prior to
                                                            2000.

Vincent S. Noto               Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2000.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.


42 o ACM MANAGED INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


---------------------------------
Wealth Strategies Funds
---------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------
Blended Style Funds
---------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------
Growth Funds
---------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

---------------------------------
Value Funds
---------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------
Taxable Bond Funds
---------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio
---------------------------------
Municipal Bond Funds
---------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia
---------------------------------
Intermediate Municipal Bond Funds
---------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
---------------------------------
Closed-End Funds
---------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM MANAGED INCOME FUND o 43


SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund
Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


44 o ACM MANAGED INCOME FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ACM MANAGED INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


MIFAR0805



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                           Audit      Audit-Related     Tax
                                            Fees          Fees         Fees
                                          --------    -------------  --------
                            2004          $ 51,000      $ 22,535     $ 28,743
                            2005          $ 53,000      $ 10,355     $ 18,304

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                   Total Amount of
                                                 Foregoing Column Pre-
                                                 approved by the Audit
                       All Fees for                    Committee
                    Non-Audit Services           (Portion Comprised of
                      Provided to the             Audit Related Fees)
                  Portfolio, the Adviser         (Portion Comprised of
                  and Service Affiliates               Tax Fees)
                  ----------------------         ---------------------
    2004                $ 1,103,010                   [$301,278]
                                                      ($272,535)
                                                      ($ 28,743)
    2005                $   905,852                   [$198,659]
                                                      ($180,355)
                                                      ($ 18,304)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Ruth Block              Michael J. Downey
David H. Dievler        William H. Foulk, Jr
John H. Dobkin          Dr. James M. Hester


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.



Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Income Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: October 28, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: October 28, 2005